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                                                                   EXHIBIT 10.33

                          VITAS HEALTHCARE CORPORATION
                      1994 MANAGEMENT EQUITY INCENTIVE PLAN

            VITAS HEALTHCARE CORPORATION, a Delaware corporation (the "Corporation"), sets forth herein the terms of this 1994 Management Equity Incentive Plan (the "Plan") as follows:

            1.    PURPOSE

            The Plan is intended to advance the interests of the Corporation and any "subsidiary corporation" thereof within the meaning of Section 424(f) of the Internal Revenue Code of 1986 (a "Subsidiary") by providing eligible individuals (as designated pursuant to Section 4 below) with incentives to improve business results, by providing an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its Subsidiaries, and will encourage such eligible individuals to continue to serve the Corporation and its Subsidiaries, whether as an employee, as a director, as an independent contractor or in some other capacity. To this end, the Plan provides for the grant of stock options, as set out herein.

            This Plan provides for the grant of stock options (each of which is an "Option") in accordance with the terms of the Plan. An Option may be an incentive stock option (an "ISO") intended to satisfy the applicable requirements under Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provision of any subsequently-enacted tax statute (the "Code"), or a nonqualified stock option (an "NS0"). An Option is an NSO to the extent that the Option would exceed the limitations set forth in Section 7 below. An Option is also an NSO if either (i) the Option is specifically designated at the time of grant as an NSO or not being an ISO or
(ii) the Option does not otherwise satisfy the requirements of Code Section 422 at the time of grant. Each Option shall be evidenced by a written agreement between the Corporation and the recipient individual that sets out the terms and conditions of the grant as further described in Section 8.
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            2. ADMINISTRATION

            (a) Board. The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

            (b) Action by Committee. The Board from time to time may appoint a Stock Option Committee consisting of two or more members of the Board of Directors who, in the sole discretion of the Board, may be the same Directors who serve on the Compensation Committee, subject to Section 2(d), or may appoint the Compensation Committee to serve as the Stock Option Committee (the "Committee"), subject to Section 2(d). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-laws of the Corporation and applicable law. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

            (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

            (d) Applicability of Rule 16b-3. Those provisions of the Plan that make express reference to Rule 16b-3 shall apply to the Corporation only at such time as the Corporation's Stock (as defined in Section 3) or any other equity security of the Corporation is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and then only to such persons as


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are required to file reports under Section 16(a) of the Exchange Act (each of whom is a "Reporting Person"). From and after such time as the Corporation's Stock or any other equity security of the Corporation is registered under the Exchange Act (the "Registration Date"), the Board may act under the Plan (i) only if all members of the Board are "disinterested persons" as defined in Rule 16b-3 or (ii) by the determination of the Committee constituted as set forth in the following sentence. From and after the Registration Date, the Committee appointed pursuant to Section 2(b) shall consist of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a "disinterested person" as defined in Rule 16b-3.

            3. STOCK

            The stock that may be issued pursuant to Options under the Plan shall be shares of common stock, par value $.001 per share, of the Corporation (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options under the Plan shall not exceed, in the aggregate, one million (1,000,000) shares. If any Option expires, terminates, or is terminated or cancelled for any reason prior to exercise, the shares of Stock that were subject to the unexercised, forfeited, terminated or cancelled portion of such Option shall be available immediately for future grants of Options under the Plan; provided, however, shares of Stock that were subject to an Option that has been purchased pursuant to Section 11(c) shall not be available for future grants of Options under the Plan.

            4. ELIGIBILITY

            (a) Designated Recipients. Subject to the next sentence, Options may be granted under the Plan to (i) any full-time employee of the Corporation or any Subsidiary (including any such individual who is an officer or director of the Corporation or any Subsidiary) as the Board shall determine and designate from time to time or (ii) any other individual (including a non-employee director of, or independent contractor providing services to, the Corporation or any Subsidiary) whose participation in the Plan is determined by the Board to be in the best interests of the Corporation and is so designated by the Board. Options granted to a full-time employee shall be either ISOs or NSOs, as determined in the sole discretion of the Board, and Options granted to any other individual shall be NSOs.

            (b) Successive Grants. An individual may hold more than one Option, subject to such restrictions as are provided herein.


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            5. EFFECTIVE DATE AND TERM OF THE PLAN

            (a) Effective Date. The Plan shall be effective as of the date of adoption by the Board, subject to approval of the Plan within one year of such effective date by the affirmative vote of stockholders who hold more than fifty percent (50%) of the combined voting power of the outstanding shares of voting stock of the Corporation present or represented, and entitled to vote thereon at a duly constituted stockholders' meeting, or by consent as permitted by law and in a manner that satisfies the requirements of Rule 16b-3(b) of the Exchange Act. Upon approval of the Plan by the stockholders of the Corporation as set forth above, however, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the Plan's effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Options granted hereunder shall be null and void and of no effect.

            (b) Term. The Plan shall have no termination date, but no grant of an ISO may occur after the date that is ten years after the effective date.

            6. GRANT OF OPTIONS

            (a) General. Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, grant to such eligible individuals as the Board may determine (each of the whom is an "Optionee"), Options to purchase such number of shares of Stock on such terms and conditions as the Board may determine, including any terms or conditions that may be necessary to qualify such Options as ISOs under Section 422 of the Code. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

            (b) Limitation on Grants of Options. The maximum number of shares subject to Options that can be granted under the Plan to any executive officer of the Company or a Subsidiary, or to any other person eligible for a grant of an Option under Section 4, is 500,000 shares during the first ten years after the effective date of the Plan and 50,000 shares per year thereafter.


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            7. LIMITATIONS ON INCENTIVE STOCK OPTIONS

            (a) Price and Dollar Limitations. An Option that is designated as being one that is intended to qualify as an ISO shall qualify for treatment as an ISO only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which all options that are intended to constitute "incentive stock options," within the meaning of Code Section 422, are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of
Section 422(d) of the Code) does not exceed $100,000.

            (b) Parachute Limitations. Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with the Corporation, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Corporation under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by him without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced


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or eliminated so as to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

            8. OPTION AGREEMENTS

            All Options granted pursuant to the Plan shall be evidenced by agreements ("Option Agreements"), to be executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

            9. OPTION PRICE

            The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement. In the case of an Option intended to constitute an ISO, the Option Price shall be not less than the greater of par value or 100 percent of the fair market value of a share of Stock on the date on which the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an ISO by reason of the provisions of Sections 422(b) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an ISO shall not be less than the greater of par value or 110 percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made. In the case of an Option that is an NSO, the Option Price shall not be less than par value.


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            10. TERM AND EXERCISE OF OPTIONS

            (a) Term. Upon the expiration of ten years from the date on which an ISO is granted or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option, that ISO shall be ineligible for treatment as an "incentive stock option," as defined in Section 422 of the Code, and shall be exercisable only as an NSO. In the event the Optionee otherwise would be ineligible to receive an "incentive stock option" by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), such ten year restriction on exercisability as an ISO shall be read to impose a five year restriction on such exercisability. If an Optionee shall terminate employment prior to the ten-year or five-year limitation described in the immediately preceding sentences, any outstanding ISO shall be ineligible for treatment as an "incentive stock option," as defined in Section 422 of the Code, and shall be exercisable only as an NSO, unless exercised within three months after such termination or, in the case of termination on account of "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), within one year after such termination.

            (b) Option Period and Limitations on Exercise. Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and, to the extent that the Board determines and sets forth a termination date for such Option in the Option Agreement (including any amendment thereto), ending upon the stated expiration or termination date. The Board in its sole discretion may specify events or circumstances, including the giving of notice, which will cause an Option to terminate as set forth in the Option Agreement or in this Plan. No Option granted to a Reporting Person shall be exercisable during the first six months after the date of grant. Without limiting the foregoing but subject to the terms and conditions of the Plan, the Board may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding and may condition exercisability (or vesting i.e., non-forfeiture) of an Option upon the attainment of performance objectives, upon continued service, upon certain events or transactions, or a combination of one or more of such factors, or otherwise, as set forth in the Option Agreement. Subject to the parachute payment restrictions under Section 7(b), however, the Board, in its sole discretion, may rescind, modify, or waive any such limitation or condition on the exercise of an Option contained in any Option Agreement, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provisions of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date on which the stockholders of the Corporation approve the Plan, as provided in Section 5 above.


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            (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at the Corporation's principal office, addressed to the attention of the President, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Option Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in accordance with Section 9) on the date of exercise; (iii) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the person exercising the Option to the Corporation on such terms as shall be set out in such Option Agreement; (iv) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by causing the Corporation to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option equal in value to the Option Price or portion thereof to be satisfied pursuant to this clause (iv); or (v) by a combination of the methods described in (i), (ii), (iii), and (iv). An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or Stock certificates evidencing his ownership of such shares. A separate Stock certificate or separate Stock certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is an ISO, which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an Option that is an NSO. Unless otherwise stated in the applicable Option Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or stock dividend payments attributable to the subject shares or to direct the voting of the subject shares) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 16 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance. Shares issued pursuant to the exercise of any Option shall be subject to the applicable restrictions set out in Section 11 hereof.


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            (d) Date of Grant. The date of grant of an Option under this Plan shall be the later of (i) the date as of which the Board approves the grant and
(ii) the date as of which the Optionee and the Corporation or Subsidiary enter the relationship resulting in the Optionee being eligible for grants.

            11. TRANSFERABILITY OF STOCK AND OPTIONS

            (a) Limitations on Transfer. During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the guardian or legal representative of the Optionee) may exercise the Option, except as otherwise specifically permitted by this Section 11(a). No Option shall be assignable or transferable other than by will, in accordance with the laws of descent and distribution; provided, however, subject to the terms of the applicable Option Agreement, and to the extent the transfer is in compliance with any applicable restrictions on transfers, an Optionee who is not, and during the preceding six months has not been, a Reporting Person may transfer an NSO to a family member of the Optionee (defined as an individual who is related to the Optionee by blood or adoption), to a trust established and maintained for the benefit of the Optionee or a family member of the Optionee (as determined under applicable state law and the Code), or to a charitable organization to which contributions are deductible under Code Section 170 (without regard to any percentage limitations thereon).

            (b) Repurchase Rights. In the Board's sole discretion, the Board may provide in an Option Agreement that upon the termination of an Optionee's employment or other relationship with the Corporation or a Subsidiary (whether as an employee, a director, an independent contractor providing services to the Corporation or a Subsidiary, or otherwise), the Corporation shall have the right, for a period of up to twelve months following such termination, to repurchase any or all of the shares acquired by the individual pursuant to this Plan under an Option (including shares that were previously transferred pursuant to Section 11(d) below, unless otherwise specified in the Option Agreement), at a price equal to the fair market value of such shares on the date of termination (or at such other price or the fair market value on such other date as shall have been specified by the Board at the time of grant and set out in the appropriate Option Agreement with respect to the grant). In the Board's sole discretion and pursuant to the terms of Section 12, the Board may also provide in an Option Agreement that upon the exercise of an Option following termination of an Optionee's employment or other relationship with the Corporation or a Subsidiary (whether as an employee, a director, an independent contractor providing services to the Corporation or a Subsidiary, or otherwise), the Corporation shall have the right, for a period of up to twelve months following such exercise, to repurchase any or all such shares of Stock acquired by the Optionee pursuant to such exercise of such


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Option at a price that is equal to the fair market value of such shares
(including shares that were previously transferred pursuant to Section 11(d) below, unless otherwise specified in the Option Agreement) on the date of exercise (or at such other price or the fair market value on such other date as shall have been specified by the Board at the time of grant and set out in the appropriate Option Agreement with respect to the grant). In the event that the Corporation determines that it cannot or will not exercise its rights to purchase Stock under this Section 11(b) and the applicable Option Agreement, in whole or in part, the Corporation may assign its rights, in whole or in part, to
(i) any holder of stock or securities of the Corporation (a "Stockholder"), (ii) any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Corporation or a Subsidiary for the benefit of employees of the Corporation or a Subsidiary (a "Benefit Plan"), or (iii) any corporation or other trade or business that is controlled by or under common control with the Corporation (determined in accordance with the principles of Sections 414(b) and (c) of the Code and regulations thereunder) (an "Affiliate"). The Corporation shall give reasonable written notice to the individual of any assignment of its rights. "Fair market value," for purposes of this Section 11(b), shall be determined by the Board in the same manner used by it in good faith to determine fair market value for purposes of determining the Option Price pursuant to Section 9.

            (c) Purchase of Options. In the Board's sole discretion, the Board may provide in an Option Agreement that upon or after the termination of an Optionee's employment or other relationship with the Corporation or a Subsidiary (whether as an employee, a director, an independent contractor providing services to the Corporation or a Subsidiary, or otherwise), the Corporation shall have the right, at all times before the Option is exercised, to purchase in whole or in part each Option held by the Optionee (and each Option transferred by the Optionee pursuant to Section 11(a) above unless otherwise specified in the Option Agreement), at a price equal to the value of such Option on the date the Corporation delivers to the Optionee a notice that it is exercising such purchase rights. For this purpose, the value of the Option (or portion thereof being purchased) is equal to the excess (if any) of the fair market value of the shares of Stock that are subject to the Option, (determined by the Board in the same manner used by it in good faith to determine fair market value for purposes of determining the Option Price pursuant to Section 9) as of the date of such notice, over the aggregate Option Price of such shares. Upon payment (or tender of payment) of the applicable amount to the Optionee (or transferee of the Option), the Option shall be terminated and, if payment has been tendered but not made, shall only represent the right to receive such payment without interest.

            (d) Nontransferability of Shares. In the Board's sole discretion, the Board may provide in an Option Agreement that an Optionee (or such other


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individual who is entitled to exercise an Option) shall not sell, pledge, assign, gift, transfer, or otherwise dispose of any shares of Stock acquired pursuant to an Option to anyone without first offering such shares to the Corporation for purchase on the same terms and conditions as those offered the proposed transferee. If such a restriction applies to an individual pursuant to an Option Agreement, an individual who proposes such a transfer (the "Transferor") shall notify the Corporation, in writing, of the identity of the proposed transferee and the terms and conditions of such proposed transfer. The Corporation may exercise its right of first refusal within 90 days after receiving such notice of the proposed transfer. The Corporation may assign its right of first refusal under this Section 11(d), in whole or in part, to a Stockholder, a Benefit Plan, or an Affiliate. The Corporation shall give reasonable written notice to the Transferor of any such assignment of its rights. If the Corporation (or its permitted assignee) fails to exercise such right of first refusal during this 90-day period, the Transferor may proceed with the proposed transfer at any time within the next 45 days, and if he does not do so, the restrictions of this Section 11(d) shall re-apply. The Option Agreement may provide that the restrictions of this Section 11(d) re-apply to any person to whom Stock that was originally acquired pursuant to an Option is sold, pledged, assigned, bequeathed, gifted, transferred or otherwise disposed of, without regard to the number of such subsequent transferees or the manner in which they acquire the Stock, but the Option Agreement may provide that the restrictions of this Section 11(d) do not apply to a transfer of Stock that occurs as a result of the death of the Transferor or of any subsequent transferee (but shall apply to the executor, the administrator or personal representative, the estate, and the legatees, beneficiaries and assigns thereof).

            (e) Legend. In order to enforce the restrictions imposed upon shares of Stock under this Plan or as provided in an Option Agreement, the Board may cause a legend or legends to be placed on any certificate representing shares issued pursuant to this Plan that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under it.

            (f) Put Rights. The Board, by inclusion of appropriate language in the Option Agreement, may grant the person acquiring shares of Stock thereunder the right to put such shares to the Corporation at the fair market value of such shares (as determined hereunder) at the time of exercise of such put, or at such other value as shall be specified in the Option Agreement, subject to such further terms and conditions as the Board shall include in the Option Agreement.


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            12. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP OF OPTIONEE

            In the Board's sole discretion, the Board may include language in an Option Agreement providing for the termination of any unexercised Option in whole or in part upon or at any time after the termination of employment or other relationship of the Optionee with the Corporation or a Subsidiary (whether as an employee, a director, an independent contractor providing services to the Corporation or a Subsidiary, or otherwise). Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship of the Optionee with the Corporation or a Subsidiary for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

            13. USE OF PROCEEDS

            The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Options granted under the Plan shall constitute general funds of the Corporation.

            14. REQUIREMENTS OF LAW

            The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the Optionee, the individual exercising the Option, or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration, or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory or self-regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon the exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered thereby, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under


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such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

            15. AMENDMENT AND TERMINATION OF THE PLAN

            The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that any amendment by the Board which, if not approved by the Corporation's stockholders in accordance with Rule 16b-3, would cause the Plan to not comply with Rule 16b-3 (or any successor rule or other regulatory requirements) or the Code shall not be effective unless approved by the affirmative vote of stockholders who hold more than fifty percent (50%) of the combined voting power of the outstanding shares of voting stock of the Corporation present or represented, and entitled to vote thereon at a duly constituted stockholders' meeting, or by consent as permitted by law. The Corporation, however, may retain the right in an Option Agreement to convert an ISO into an NSO. The Corporation may also retain the right in an Option Agreement to cause a forfeiture of the shares or gain realized by a holder of an Option on account of the holder taking actions in "competition with the Corporation," as defined in the applicable Option Agreement. Furthermore, the Corporation may, in the Option Agreement, retain the right to annul the grant of an Option, if the holder of such grant was an employee of the Corporation or a Subsidiary and is terminated "for cause," as defined in the applicable Option Agreement. Except as permitted under this Section 15 or Section 16 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

            16. EFFECT OF CHANGES IN CAPITALIZATION

            (a) Changes in Stock. If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kind of shares for the acquisition of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

            (b) Reorganization in Which the Corporation Is the Surviving Corporation. Subject to Subsection (c) (iv) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

            (c) Dissolution, Liquidation, Sale of Assets, Reorganization in Which the Corporation Is Not the Surviving Corporation, Etc. The Plan and all Options outstanding hereunder shall terminate (i) upon the dissolution or liquidation of the Corporation, or (ii) upon a merger, consolidation, or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or (iii) upon a sale of substantially all of the assets of the Corporation to another person or entity, or (iv) upon a merger, consolidation or reorganization (or other transaction if so determined by the Board in its sole discretion) in which the Corporation is the surviving corporation, that is approved by the Board and that results in any person or entity (other than persons who are holders of Stock of the Corporation at the time the Plan is approved by the stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, except to the extent provision is made in writing in connection with any such transaction covered by clauses (i) through (iv) for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), during such period occurring before such termination as the Board in its sole discretion shall determine and designate, and in any event immediately before the occurrence of such termination, to exercise such Option in whole or in part, to the extent that such Option was otherwise exercisable at the time such termination occurs, except that, by inclusion of appropriate language in an Option Agreement, the Board may provide that the Option may be exercised before termination without regard to any installment limitation or other condition on exercise imposed pursuant to Section 10(b) above. The Corporation shall send written notice of a transaction or event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

            (d) Adjustments. Adjustments under this Section 16 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

            (e) No Limitations on Corporation. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

            17. DISCLAIMER OF RIGHTS

            No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of or to maintain a relationship with the Corporation or any Subsidiary, or to interfere in any way with any contractual or other right or authority of the Corporation or any Subsidiary either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary. The obligation of the Corporation to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

            18. NONEXCLUSIVITY OF THE PLAN

            Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

            19. CAPTIONS

            The use of captions in this Plan or any Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Option Agreement.

            20. DISQUALIFYING DISPOSITIONS

            If Stock acquired by exercise of an ISO granted under this Plan is disposed of within two years following the date of grant of the ISO or one year following the transfer of the subject Stock to the Optionee (a "disqualifying disposition"), the holder of the Stock shall, immediately prior to such disqualifying disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Corporation may reasonably require.

            21. WITHHOLDING TAXES

            (a) The Corporation shall have the right to deduct from payments of any kind otherwise due to an Optionee any Federal, state, or local taxes of any kind required by law to be withheld with respect to any shares issued upon the exercise of an Option under the Plan. At the time of exercise, the Optionee shall pay to the Corporation any amount that the Corporation may reasonably determine to be necessary to satisfy such withholding obligation. The Board in its sole discretion may provide in the Option Agreement that, subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to the Corporation shares of Stock already owned by the Optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligations. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Corporation as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made an election pursuant to this Section 21(a) may only satisfy his or her withholding obligation with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

            (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements under Rule 16b-3(e) or any successor rule under the Exchange Act.

            22. OTHER PROVISIONS

            Each Option granted under the Plan may be subject to, and the Option Agreement relating to such Option may contain, such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions that are necessary to qualify the ISO as an "incentive stock Option" within the meaning of the Section 422 of the Code or the regulations thereunder and shall not include any terms or conditions that are inconsistent therewith.

            23. NUMBER AND GENDER

            With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

            24. SEVERABILITY

            If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

            25. GOVERNING LAW

            The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware (excluding its choice of law rules).

                                      * * *

            The Plan was duly adopted and approved by the Board of Directors of the Corporation on the 25th day of January, 1994.


                                                    /s/ Mark Ohlendorf
                                                    ----------------------------
                                                    Secretary of the Corporation

            This Plan was duly approved by the stockholders of the Corporation on the 28th day of February, 1994.


                                                    /s/ Mark Ohlendorf
                                                    ----------------------------
                                                    Secretary of the Corporation